SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             December 8, 2004
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                            TC X CALIBUR, INC.
                            ------------------
           (Exact name of Registrant as specified in its charter)



   Nevada                       33-29139                      87-0474017
   ------                       --------                      ----------
(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                         365 Evans Avenue, Suite 302
                      Toronto, Onatario, Canada M8Z 1K2
                      ---------------------------------
                   (Address of Principal Executive Offices)

                               (416) 465-3530
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

          Following a Special Meeting of Stockholders of our Company to be held December 28, 2004, and assuming that a majority of the Company's stockholders vote in favor of Proposal One as outlined in the Proxy Statement, a copy of which is attached hereto and incorporated herein, we will sell substantially all of our assets by the conveyance of our wholly-owned subsidiary, Film Opticals Investments Limited, a corporation organized under the Province of Ontario, Canada, and our film library (the "Sale of Assets"), to a related party as outlined in the Proxy Statement.

     We voluntarily file reports with the Securities and Exchange Commission under Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and we are not subject to Regulation 14 of the Securities and Exchange Commission respecting the required filing of proxy or information statements; however, we are required to file communications with our stockholders and have filed with this Current Report a copy of our Proxy Statement that was mailed to our stockholders on the date of this Current Report regarding the Sale of Assets. See Item 9.01.

Item 9.01   Financial Statements and Exhibits.

          (a) Not applicable.

          (b) A proforma balance sheet at September 30, 2004, taking into account the Sale of Assets, is contained in the Proxy Statement.

          (c) Exhibits.

Exhibit No.         Description
-----------         -----------

    20              Proxy Statement


                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TC X CALIBUR, INC.

Dated: 12/08/04                                /s/ Claus Voellmecke
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                                               Claus Voellmecke
                                               President and
                                               Director